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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        August 26, 1996
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

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COLLECTIONS:                                                                                  For Month of:
                                                                                                   July 1996
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Principal Collections: Total Pool                                                               $333,534,094.92

Interest Collections
         Regular Pool                                                                             $3,722,367.17
         Concentration Pool                                                                         $313,391.23
              ==============================                                                 ===============
              Interest Collections: Total Pool                                                    $4,035,758.40

Investment Proceeds
         Regular Pool                                                                               $366,289.12
         Concentration Pool                                                                          $66,609.84
              ==============================                                                 ===============
               Total Investment Proceeds:  Total Pool                                               $432,898.96

Series 1996-1: Yield Supplement Deposit Amount                                                            $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                           Calculated as of
              month using recalculated prior month ending balances.)                                July 31, 1996
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               65.55%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               34.45%
         Concentration Pool
              Series 1995-1                                                                              100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               60.71%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               32.41%
         Concentration Pool
              Series 1995-1                                                                               88.93%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               na
              Series 1996-1                                                                               na
              Series 1996-2                                                                               na
         Concentration Pool
              Series 1995-1                                                                               na

Excess Transferor Percentage
         Regular Pool                                                                                      2.00%
         Concentration Pool                                                                                2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                             As of last day of:
                                                                                                         Aug. 1996
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Series 1994-1 Initial Principal Amount: Class A                                                 $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                  $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                              $58,122,390.72
Series 1994-1 Principal Distributed to Investors                                                          $0.00
Series 1994-1 Principal Funding Account Balance                                                           $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1994-1 Invested Amount                                                                   $274,877,609.28
Series 1994-1 outstanding Principal Balance                                                     $333,000,000.00

Series 1995-1 Initial Principal Amount                                                           $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                              $24,898,278.94
Series 1995-1 Principal Distributed to Investors                                                          $0.00
Series 1995-1 Principal Funding Account Balance                                                           $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1995-1 Invested Amount                                                                    $25,101,721.06
Series 1995-1 outstanding Principal Balance                                                      $50,000,000.00

Series 1996-1 Initial Funded Amount                                                              $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                               $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                           $50,000,000.00
Series 1996-1 Funded Amount                                                                               $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1996-1 Principal Distributed to Investors                                                          $0.00
Series 1996-1 Principal Funding Account Balance                                                           $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-1 Invested Amount                                                                             $0.00
Series 1996-1 outstanding Principal Balance                                                               $0.00

Series 1996-2 Initial Principal Amount: Class A                                                 $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                   $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                              $28,251,860.23
Series 1996-2 Principal Distributed to Investors                                                          $0.00
Series 1996-2 Principal Funding Account Balance                                                           $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-2 Invested Amount                                                                   $146,748,139.77
Series 1996-2 outstanding Principal Balance                                                     $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                      As of:
                                                                                                     Aug 31, 1996
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Series 1994-1: Class A                                                                                     1.00000000
Series 1994-1: Class B                                                                                     1.00000000
Series 1996-2: Class A                                                                                     1.00000000
Series 1996-2: Class B                                                                                     1.00000000
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POOL BALANCE:                                                                                  For Month of:
                                                                                                         Aug. 1996
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Pool Balance, beginning of month
         Regular Pool                                                                           $454,695,342.47
         Concentration Pool                                                                      $36,377,260.68
              ==============================                                                 ===============
              Total Pool                                                                        $491,072,603.15

Pool Balance, end of month
         Regular Pool                                                                           $452,794,308.79
         Concentration Pool                                                                      $28,255,048.76
              ==============================                                                 ===============
              Total Pool                                                                        $481,049,357.55

Pool Balance, average
         Regular Pool                                                                           $451,952,112.11
         Concentration Pool                                                                      $33,049,817.05
              ==============================                                                 ===============
              Total Pool                                                                        $485,001,929.16
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REGULAR POOL DISTRIBUTIONS                                                                            As of:
                                                                                                     Sep 25, 1996
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                              $1,480,984.38
              Series 1994-1: Class B                                                                 $77,016.67
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                $774,164.06
              Series 1996-2: Class B                                                                 $35,476.56

Regular Pool Transferors Interest                                                                    $74,447.34

Interest Shortfall
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Servicing Fee
              Series 1994-1                                                                         $227,419.31
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                         $121,451.06

Reserve Fund Deposit Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                    As of:
                                                                                                     Sep 25, 1996
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Investor Default Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Carry Over Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Amount Distributed not including Excess Distribution to Transferor                                $2,790,959.38

Unreimbursed Charge-off Amounts                                                                           $0.00

Non-use Fee (Series 1996-1)                                                                           $4,166.67
Increased Cost Amounts (Series 1996-1)                                                                    $0.00

Previously waived servicing fee
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Excess Distributed to Transferor                                                                  $1,293,530.24

Total Distributed                                                                                 $4,088,656.29

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                       $4.67187500
              Series 1994-1 Class B                                                                       $4.81354167
              Series 1996-1                                                                               $0.00000000
              Series 1996-2 Class A                                                                       $4.62187500
              Series 1996-2 Class B                                                                       $4.73020833
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RESERVE FUNDS                                                                                         As of:
                                                                                                     Sep 25, 1996
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Series 1994-1
              Balance                                                                             $1,665,000.00
              Deficiency Amount                                                                           $0.00

Series 1995-1
              Balance                                                                               $330,390.75
              Deficiency Amount                                                                      $44,609.25

Series 1996-1
              Balance                                                                               $250,000.00
              Deficiency Amount                                                                           $0.00

Series 1996-2
              Balance                                                                               $875,000.00
              Deficiency Amount                                                                           $0.00
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CHARGE OFFS                                                                                           As of:
                                                                                                     Aug 31, 1996
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Defaulted Receivables                                                                                     $0.00
Investor Default Amount                                                                                   $0.00
Deficiency Amount                                                                                         $0.00
Draw Amount                                                                                               $0.00
Investor Charge-Off's                                                                                     $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                              As of:
                                                                                                     Aug 31, 1996
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Required Subordinated Amount
              Series 1994-1                                                                      $15,998,167.74
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $6,114,505.82

Available Subordinated Amount
              Series 1994-1                                                                      $15,998,167.74
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $6,114,505.82
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EXCESS RECEIVABLES                                                                                    As of:
              To be used in the following month's computations.                                      Aug 31, 1996
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                     $108,119,425.04
              Finance Hold Receivables                                                                    $0.00
              Auction Advantage Program                                                           $1,744,205.00
              Delayed Payment Program                                                               $118,232.00
              Payment Agreements                                                                    $233,360.48

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                     $120,262,339.39
              Finance Hold Receivables                                                                    $0.00
              Auction Advantage Program                                                          $24,052,467.88
              Delayed Payment Program                                                             $9,620,987.15
              Payment Agreements                                                                    $500,000.00

Total unallocated Excess Receivables                                                                      $0.00

Allocated Excess Receivables
              Series 1994-1                                                                               $0.00
              Series 1995-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00
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DELINQUENCIES                                                                                         As of:
                                                                                                     Aug 31, 1996
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30 Day Delinquencies in excess of $1,000                                          $                              0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                       As of:
                                                                                                     Aug 31, 1996
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Series 1994-1
              outstanding Principal Balance                                                     $333,000,000.00
              Regular Pool Balance                                                              $452,794,308.79
              Subordination Percentage                                                                     5.50%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                65.55118110%
              Excess Funding Amount                                                              $58,122,390.72

Series 1995-1
              outstanding Principal Balance                                                      $50,000,000.00
              Concentration Pool Balance                                                         $28,255,048.76
              Subordination Percentage                                                                     9.25%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                               100.000000%
              Excess Funding Amount                                                              $24,898,278.94

Series 1996-1
              outstanding Principal Balance                                                               $0.00
              Regular Pool Balance                                                              $452,794,308.79
              Subordination Percentage                                                                    10.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                 0.00000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-2
              outstanding Principal Balance                                                     $175,000,000.00
              Regular Pool Balance                                                              $452,794,308.79
              Subordination Percentage                                                                     4.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                34.44881890%
              Excess Funding Amount                                                              $28,251,860.23
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ASSET COMPOSITION EVENTS:                                                                      For Month of:
                                                                                                         Aug. 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                               11.38%
              Test Value                                                                                  50.00%
              Event                                                                                     none

Total Pool: 12 month test                                                                                  0.00%
              Test Value                                                                                  25.00%
              Event                                                                                     none

Series 1995-1: 2 month test                                                                                7.61%
              Test Value                                                                                  50.00%
              Event                                                                                     none

Series 1995-1: 12 month test                                                                               0.00%
              Test Value                                                                                  25.00%
              Event                                                                                     none
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SERIES 1995-1 SUBORDINATION:                                                                   For Month of:
                                                                                                         Aug. 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                           0.00
              Class IV Receivables                                                                        14.98
              Unreviewed Receivables                                                                 107,611.21
              Rejected Receivables                                                                         0.00

ISA Percentage
               Excess Receivables                                                                        100%
               Class IV Receivables                                                                       25%
               Unreviewed Receivables                                                                     25%
               Rejected Receivables                                                                      100%

Incremental Subordinated Amount: Total                                                                  26,906.55

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                     2,561,320.17
              + Incremental Subordinated Amount                                                       26,906.55
                                                                                                   2,588,226.72

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                          3,643,476.61
               - Required Draw Amount (previous DD)                                                       $0.00
               - Reserve Fund w/d (on previous DD)                                                                     -
               + portion of Excess Interest to Transferor (previous DD)                                 50,985.27
               - Incremental Subordination Amount (previous DD)                                     (345,877.93)
               + Incremental Subordination Amount (current DD)                                          26,906.55
               - Subord % of change in EFA (since previous DD)                                    (2,232,691.90)
              Ending ASA:                                                                          2,588,226.72

(4) Reserve Fund Balance                                                                             330,390.75
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                       For Month of:
                                                                                                         Aug. 1996
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(1) Available Subordinated Amount (ASA)                                                            2,588,226.72
               Required Subordinated Amount (RSA)                                                  2,588,226.72
               Test Event: ASA less than  RSA                                                           None

(2) Servicer Default                                                                                    None

(3) Principal not Repaid by Expected Final Pmt Date                                                     None
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SERIES 1995-1 MEGADEALERSHIPS                                                                  For Month of:
                                                                                                         Aug. 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                       $24,031,338.87
Test Value                                                                                         8,476,514.63
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SERIES 1995-1 DISTRIBUTIONS                                                                            As of
                                                                                               September 25, 1996
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Excess Transferor's Percentage x Interest Collections                                                    34,681.81
Monthly Interest to Investors                                                                         256,510.42
Interest Shortfall                                                                                                     -
Monthly Servicing Fee (1%)                                                                               20,918.10
Reserve Fund Deposit Amount                                                                             67,890.75
Investor Default Amount                                                                                                -
Carry-Over Amount                                                                                                      -
Amount Distributed                                                                                                     -
Unreimbursed  Charge-off Amounts                                                                                       -
Previously waived Servicing Fee                                                                                        -
Excess Interest Distributed to Transferor                                                                         0.00
              Total Distributed                                                                      380,001.08

Total Distributed to WOFCO                                                                               55,599.91

Charge-offs:
              Defaulted Receivables                                                                                    -
              Investor Default Amount                                                                                  -
              Deficiency Amount                                                                                        -
              Draw Amount                                                                                              -
              Investor Charge-Offs                                                                                     -
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